                                 EXHIBIT 21
         LIST OF SUBSIDIARIES OF EQUITY RESIDENTIAL PROPERTIES TRUST


           ENTITY
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1          EQUITY RESIDENTIAL PROPERTIES TRUST (POST WRP MERGER)
2          ERP OPERATING LIMITED PARTNERSHIP
3          EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
4          LEXFORD PROPERTIES, LP
5          BEL APARTMENT PROPERTIES TRUST
6          BEL RESIDENTIAL PROPERTIES TRUST
7          BEL COMMUNITIES PROPERTY TRUST
8          EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
9          EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P.
10         EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
11         EQUITY RESIDENTIAL PROPERTIES MANAGEMENT L.P. II
12         EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP III
13         EVANS WITHYCOMBE MANAGEMENT INC.
14         LEXFORD PROPERTIES MANAGEMENT, LLC
15         CRP SERVICE COMPANY, LLC
16         WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
17         RESERVE SQUARE, INC.
18         CORPORATE QUARTERS, LTD
19         CORPORATE QUARTERS, INC.
20         CORPORATE STAY INTERNATIONAL, INC.
21         GLOBE FURNITURE RENTALS, INC.
22         GLOBE HOLDING CO., INC.
23         GLOBE BUSINESS RESOURCES, INC.
24         GRAN TREE CORPORTION
25         AMBERGATE APARTMENTS, LTD
26         ARTERY NORTHAMPTON LIMITED PARTNERSHIP
27         BEL-APT,  L.L.C.
28         BEL-COMMUNITIES, LLC
29         BEL-EQR I LIMITED PARNTERSHIP
30         BEL-EQR I, L.L.C.
31         BEL-EQR II LIMITED PARNTERSHIP
32         BEL-EQR II, L.L.C.
33         BEL-RES,  L.L.C.
34         BEL-EQR III, LLC
35         BEL-NEW, LLC3
36         BEL-EQR III, LIMITED PARTNERSHIP
37         BUENA VISTA PLACE ASSOCIATES
38         Capital Realty Investors Tax Exempt Fund, L.P.
39         CAPREIT Arbor Glen L.P.
40         CAPREIT BOTANY ARMS, L.P.
41         CAPREIT BRECKENRIDGE
42         CAPREIT Cedars L.P.
43         CAPREIT CHIMNEYS, L.P.


           ENTITY
           --------------------------------------------------------------------
44         CAPREIT CLARION, L.P.
45         CAPREIT CONCORDE BRIDGE, L.P.
46         CAPREIT CREEKWOOD, L.P.
47         CAPREIT Farmington Gates L.P.
48         CAPREIT GARDEN LAKE, L.P.
49         CAPREIT GLENEAGLE, L.P.
50         CAPREIT GREYEAGLE, L.P.
51         CAPREIT HAMPTON ARMS, L.P.
52         CAPREIT HIDDEN OAKS, L.P.
53         CAPREIT HIGHLAND GROVE, L.P.
54         CAPREIT MARINER'S WHARF, L.P.
55         CAPREIT NORTHLAKE, L.P.
56         CAPREIT Ridgeway Commons L.P.
57         CAPREIT River Oak L.P.
58         CAPREIT SILVER SPRINGS, L.P.
59         CAPREIT Westwood Pines L.P.
60         CAPREIT Woodcrest Villa L.P.
61         CARROLLWOOD LP
62         CHARLES RIVER PARK "D" CO.
63         COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
64         COUNTRY RIDGE GENERAL PARTNERSHIP
65         COVE INVESTMENTS, LLC
66         CRICO of  Trailway Pond II, L.P.
67         CRICO of  White Bear Woods I, L.P.
68         CRICO of Ethan's I, L.P.
69         CRICO of Ethan's II, L.P.
70         CRICO of Fountain Place, L.P.
71         CRICO of James Street Crossing, L.P.
72         CRICO of Ocean Walk, L.P.
73         CRICO of Regency Woods, L.P.
74         CRICO of Trailway Pond I, L.P.
75         CRICO of Valley Creek I, L.P.
76         CRICO of Valley Creek II, L.P.
77         CRICO of Woodlane Place, L.P.
78         CRICO Royal Oaks, L.P.
79         CRSI SPV 30231, LLC
80         CRSI SPV 35, LLC
81         CRSI SPV 50903, LLC
82         CRSI SPV 59, LLC
83         CRSI SPV 96, LLC
84         DUXFORD, LLC
85         E-G-ONE ASSOCIATES
86         E-G-TWO ASSOCIATES
87         E-LODGE ASSOCIATES LIMITED PARTNERSHIP
88         EQR CHASE KNOLLS LENDER, LLC


           ENTITY
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89         EQR-740 RIVER DRIVE, LLC
90         EQR-ALDERWOOD LP
91         EQR-ARIZONA, L.L.C.
92         EQR-ARTBHOLDER, L.L.C.
93         EQR-ARTCAPLOAN, L.L.C.
94         EQR-BELLEVUE MEADOW GP LP
95         EQR-BELLEVUE MEADOW LP
96         EQR-BENEVA PLACE, LLC
97         EQR-BOND PARTNERSHIP
98         EQR-BRAMBLEWOOD GP LP
99         EQR-BRAMBLEWOOD LP
100        EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
101        EQR-BRIARWOOD GP LP
102        EQR-BRIARWOOD LP
103        EQR-BROADWAY LP
104        EQR-BROOKDALE VILLAGE, LLC
105        EQR-BS FINANCING LIMITED PARTNERSHIP
106        EQR-CALIFORNIA, L.L.C
107        EQR-CAMELLERO FINANCING LIMITED PARTNERSHIP
108        EQR-CANTER CHASE GENERAL PARTNERSHIP
109        EQR-CEDAR RIDGE GP, LLC
110        EQR-CEDAR RIDGE LP
111        EQR-CHARDONNAY PARK, L.L.C.
112        EQR-CHASE KNOLLS LENDER, LLC
113        EQR-CHELSEA SQUARE GP LP
114        EQR-CHELSEA SQUARE LP
115        EQR-CHICKASAW CROSSING, LLC
116        EQR-COACHMAN TRIALS, LLC
117        EQR-CODELLE, LLC
118        EQR-CONNOR, LLC
119        EQR-CONNOR LIMITED PARTNERSHIP
120        EQR-CONTINENTAL VILLAS FINANCING LIMITED PARTNERSHIP
121        EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
122        EQR-DARTMOUTH WOODS GENERAL PARTNERSHIP
123        EQR-DORAL FINANCING LIMITED PARTNERSHIP
124        EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
125        EQR-EOI FINANCING LIMITED PARTNERSHIP
126        EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
127        EQR-FAIRFIELD, LLC
128        EQR-FANCAP 2000A LIMITED PARTNERSHIP
129        EQR-FANCAP 2000A, LLC
130        EQR-FERNBROOK, LLC
131        EQR-FIELDERS CROSSING GP, LLC
132        EQR-FIELDERS CROSSING LP


           ENTITY
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133        EQR-FLATLANDS, LLC
134        EQR-FOREST PLACE, LLC
135        EQR-GEORGIAN WOODS, LLC
136        EQR-GOVERNOR'S PLACE FINANCING LIMITED PARTNERSHIP
137        EQR-GRANDVIEW I GP LP
138        EQR-GRANDVIEW I LP
139        EQR-GRANDVIEW II GP LP
140        EQR-GRANDVIEW II LP
141        EQR-GREENHAVEN GP LP
142        EQR-GREENHAVEN LP
143        EQR-HIGHLINE OAKS, L.L.C.
144        EQR-HOLDING, LLC
145        EQR-HOLDING, LLC2
146        EQR-HORIZON PLACE, LLC
147        EQR-IRONWOOD, L.L.C.
148        EQR-KEYSTONE FINANCING GENERAL PARTNERSHIP
149        EQR-LAKESHORE AT PRESTON LP
150        EQR-LAKEVILLE RESORT GENERAL PARTNERSHIP
151        EQR-LAKEWOOD GREENS GP, LLC
152        EQR-LAKEWOOD GREENS LP
153        EQR-LEXFORD LENDER, LLC
154        EQR-LEXINGTON FARM, LLC
155        EQR-LINCOLN GREEN I AND II GP LIMITED PARTNERSHIP
156        EQR-LINCOLN VILLAGE (CA) I LP
157        EQR-LINCOLN VILLAGE (CA) II LP
158        EQR-LODGE (OK)  GP LIMITED PARTNERSHIP
159        EQR-MANCHESTER HILL FINANCING LP
160        EQR-MARKS A, L.L.C.
161        EQR-MARKS B, L.L.C.
162        EQR-MARTINS LANDING, LLC
163        EQR-MET CA FINANCING LIMITED PARTNERSHIP
164        EQR-MET FINANCING LIMITED PARTNERSHIP
165        EQR-MISSOURI, L.L.C.
166        EQR-MOSAIC, LLC
167        EQR-MOUNTAIN SHADOWS GP LP
168        EQR-MOUNTAIN SHADOWS LP
169        EQR-NEW ENGLAND PROGRAM, LLC
170        EQR-NEW LLC
171        EQR-NEW LLC2
172        EQR-NEW LLC3
173        EQR-NORTH CREEK, LLC
174        EQR-NORTH HILL, L.L.C.
175        EQR-OREGON, L.L.C.
176        EQR-OVERLOOK MANOR II, LLC


           ENTITY
           --------------------------------------------------------------------
177        EQR-PARK PLACE I GENERAL PARTNERSHIP
178        EQR-PARK PLACE II GENERAL PARTNERSHIP
179        EQR-PARKCREST, LLC
180        EQR-PARKSIDE LP
181        EQR-PINE MEADOWS GARDEN GENERAL PARTNERSHIP
182        EQR-PINETREE/WESTBROOKE, LLC
183        EQR-PLANTATION FINANCING LIMITED PARTNERSHIP
184        EQR-PLANTATION, L.L.C.
185        EQR-PLEASANT RIDGE LP
186        EQR-PORTLAND CENTER, LLC
187        EQR-PORTOFINO, L.L.C.
188        EQR-PRESTON BEND, G.P.
189        EQR-RESERVE SQUARE LIMITED PARTNERSHIP
190        EQR-REGATTA, LLC
191        EQR-RIDGEMONT/MOUNTAIN BROOK, L.L.C.
192        EQR-RIVER PARK LP
193        EQR-S & T, LLC
194        EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
195        EQR-SANDSTONE LP
196        EQR-SCAKRBOROUGH SQUARE, LLC
197        EQR-SMOKETREE, LLC
198        EQR-SONTERRA AT FOOTHILLS RANCH LP
199        EQR-SOUTHWOOD GP LP
200        EQR-SOUTHWOOD LP
201        EQR-SOUTHWOOD LP I LP
202        EQR-SOUTHWOOD LP II LP
203        EQR-SPINNAKER COVE, L.L.C.
204        EQR-SUERTE, LLC
205        EQR-SUMMER CREEK, LLC
206        EQR-SUMMERWOOD GP LP
207        EQR-SUMMERWOOD LP
208        EQR-SURREY DOWNS GP LP
209        EQR-SURREY DOWNS LP
210        EQR-SURREY DOWNS LP LP
211        EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
212        EQR-TENNESSEE LOAN PORTFOLIO. LLC
213        EQR-TENNESSEE LP
214        EQR-THE LAKES AT VININGS, LLC
215        EQR-THE PALMS, LLC
216        EQR-THE RETREAT, LLC
217        EQR-THE WATERFORD AT DEERWOOD, LLC
218        EQR-THE WATERFORD AT ORANGE PARK, LLC
219        EQR-THE WATERFORD AT REGENCY, LLC
220        EQR-TIMBERWOOD GP LP


           ENTITY
           --------------------------------------------------------------------
221        EQR-TIMBERWOOD LP
222        EQR-TOWNHOMES OF MEADOWBROOK, LLC
223        EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
224        EQR-VALENCIA, LLC
225        EQR-VALLEY PARK SOUTH FINANCING LIMITED PARTNERSHIP
226        EQR-VILLA SERENAS GENERAL PARTNERSHIP
227        EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
228        EQR-VILLAGE OAKS GENERAL PARTNERSHIP
229        EQR-VILLAS OF JOSEY RANCH GP, LLC
230        EQR-VILLAS OF JOSEY RANCH LP
231        EQR-VININGS AT ASHLEY LAKE, L.L.C.
232        EQR-VIRGINIA, L.L.C.
233        EQR-WARWICK, L.L.C.
234        EQR-WASHINGTON, L.L.C.
235        EQR-WATERFALL, L.L.C.
236        EQR-WATSON G.P.
237        EQR-WELLINGTON, L.L.C.
238        EQR-WEST COAST PORTFOLIO GP, LLC
239        EQR-WIMBLEDON OAKS LP
240        EQR-WOOD FOREST, LLC
241        EQR-WOODRIDGE I LP
242        EQR-WOODRIDGE II LP
243        EQR-WOODRIDGE III LP
244        EQR-WOODRIDGE, LLC
245        EQR-WYNDRIDGE II, L.L.C.
246        EQR-WYNDRIDGE III, L.L.C.
247        EQR-YORKTOWNE FINANCING LIMITED PARTNERSHIP
248        EQUITY-GREEN I VENTURE LIMITED PARTNERSHIP
249        EQUITY-GREEN II VENTURE LIMITED PARTNERSHIP
250        EQUITY-LODGE VENTURE LTD.
251        ERP-SOUTHEAST PROPERTIES, LLC
252        EVANS WITHYCOMBE FINANCE, L.P.
253        FOREST PLACE ASSOCIATES
254        FOURTH TOWNE CENTRE LIMITED PARTNERSHIP
255        FPAII, L.P.
256        Geary Courtyard Associates
257        GEORGIAN WOODS ANNEX ASSOCIATES
258        GLENLAKE CLUB L.P.
259        GREEN GATE APARTMENTS, LTD
260        GREENTREE APARTMENTS LP
261        GREENWICH WOODS LIMITED PARTNERSHIP
262        HAMMOCKS AT LONG POINT, LLC
263        HORIZON PLACE ASSOCIATES
264        HUNTERS'S GLEN GENERAL PARTNERSHIP


           ENTITY
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265        HUNTINGTON, LLC
266        LANDON LEGACY PARTNERS LIMITED
267        LANDON PRAIRIE CREEK PARTNERS LIMITED
268        LENOX PLACE LP
269        LEXFORD GP II, LLC
270        LEXFORD PARTNERS, LLC
271        MAGNOLIA VILLA, LLC
272        MCCASLIN HIDDEN LAKES, LTD.
273        MCCASLIN RIVERHILL, LTD.
274        MCKINLEY HILLS PARTNERS-85,
275        MERRY LAND DOWNREIT I LP
276        NORTHRIDGE LAKES LP
277        NRL ASSOCIATES LP
278        OAKLAND HILLS OPERATING PARTNERSHIP, LTD
279        OAKS AT BAYMEADOWS ASSOCIATES
280        OAKS AT REGENCY ASSOCIATES
281        OLD REDWOODS, LLC
282        PINES WHISPER, LLC
283        ROLIDO PARQUE GP
284        SARASOTA BENEVA PLACE ASSOICATES, LTD.
285        SCARBOROUGH ASSOCIATES
286        SEAGULL DRIVE JOINT VENTURE
287        SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
288        SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
289        SECOND TOWNE CENTRE LP
290        SONGBIRD GENERAL PARTNERSHIP
291        SUMMIT CENTER, LLC
292        SUMMIT PLACE, LLC
293        THE CROSSINGS ASSOCIATES
294        THE GATES OF REDMOND, L.L.C.
295        THE WIMBERLY APARTMENT HOMES, LTD.
296        THIRD GREENTREE ASSOCIATES LP
297        THIRD TOWNE CENTRE LIMITED PARTNERSHIP
298        TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
299        VININGS CLUB AT METROWEST LP
300        WINDSOR PLACE, LLC
301        WOOD FOREST ASSOCIATES
302        WOODBINE PROPERTIES
303        WOODCREST (AUGUSTA), LLC


           ENTITY
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304        EQR-BENEVA PLACE, INC.
305        EQR-CHICKASAW CROSSING, INC.
306        EQR-FOREST PLACE, INC.
307        EQR-HORIZON PLACE, INC.
308        EQR-QRS HIGHLINE OAKS, INC
309        EQR-QRS RIDGEMONT/MOUNTAIN BROOK, INC
310        EQR-QRS SPINNAKER COVE, INC.
311        EQR-QRS WYNDRIDGE II, INC.
312        EQR-QRS WYNDRIDGE III, INC.
313        EQR-SABLE PALM AT LAKE BUENA VISTA, INC.
314        EQR-THE WATERFORD AT DEERWOOD, INC.
315        EQR-THE WATERFORD AT ORANGE PARK, INC.
316        EQR-THE WATERFORD AT REGENCY, INC.
317        EQR-WOOD FOREST, INC.
318        ERP-QRS AMBERGATE, INC.
319        ERP-QRS ARBORS, INC.
320        ERP-QRS BRETON HAMMOCKS, INC.
321        ERP-QRS BS, INC.
322        ERP-QRS CAMELLERO, INC.
323        ERP-QRS CANTER CHASE, INC.
324        ERP-QRS CEDAR CREST, INC.
325        ERP-QRS CEDAR RIDGE, INC.
326        ERP-QRS CHAPARRAL CREEK, INC.
327        ERP-QRS CONTINENTAL VILLAS, INC.
328        ERP-QRS COUNTRY CLUB I, INC.
329        ERP-QRS COUNTRY CLUB II, INC.
330        ERP-QRS COUNTRY RIDGE, INC.
331        ERP-QRS CPRT II, INC.
332        ERP-QRS CPRT, INC.
333        ERP-QRS CREEKSIDE OAKS, INC.
334        ERP-QRS DARTMOUTH WOODS, INC.
335        ERP-QRS DORAL, INC.
336        ERP-QRS EMERALD PLACE, INC.
337        ERP-QRS EOI, INC.
338        ERP-QRS ESSEX PLACE, INC.
339        ERP-QRS FAIRFIELD, INC.
340        ERP-QRS FLATLANDS, INC.
341        ERP-QRS GEORGIAN WOODS ANNEX, INC.
342        ERP-QRS GLENLAKE CLUB, INC.


           ENTITY
           --------------------------------------------------------------------
343        ERP-QRS GOVERNOR'S PLACE, INC.
344        ERP-QRS GREENGATE, INC.
345        ERP-QRS GREENWICH WOODS, INC.
346        ERP-QRS HARBOR POINTE, INC.
347        ERP-QRS HUNTER'S GLEN, INC.
348        ERP-QRS LAKEVILLE RESORT, INC.
349        ERP-QRS LAKEWOOD GREENS, INC.
350        ERP-QRS LINCOLN, INC.
351        ERP-QRS LINCOLN GREEN, INC.
352        ERP-QRS LODGE (OK), INC.
353        ERP-QRS LONGFELLOW, INC.
354        ERP-QRS MAGNUM, INC.
355        ERP-QRS MANCHESTER HILL, INC.
356        ERP-QRS MARBRISA, INC.
357        ERP-QRS MET CA, INC.
358        ERP-QRS MET, INC.
359        ERP-QRS NORTHAMPTON I, INC.
360        ERP-QRS OAKLAND HILLS, INC.
361        ERP-QRS PARK PLACE I, INC.
362        ERP-QRS PARK PLACE II, INC.
363        ERP-QRS PINE MEADOWS GARDEN, INC.
364        ERP-QRS PLANTATION, INC.
365        ERP-QRS PRESTON BEND, INC.
366        ERP-QRS RESERVE SQUARE, INC.
367        ERP-QRS ROLIDO PARQUE, INC.
368        ERP-QRS GROVE L.P., INC.
369        ERP-QRS S&T, INC.
370        ERP-QRS SLEEPY HOLLOW, INC.
371        ERP-QRS SONGBIRD, INC.
372        ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
373        ERP-QRS STONEBROOK, INC.
374        ERP-QRS SUNNY OAK VILLAGE, INC.
375        ERP-QRS SWN LINE, INC.
376        ERP-QRS TANASBOURNE TERRACE, INC.
377        ERP-QRS TENNESSEE, INC.
378        ERP-QRS TOWNE CENTRE III, INC.
379        ERP-QRS TOWNE CENTRE IV, INC.
380        ERP-QRS TRAILS AT DOMINION, INC.
381        ERP-QRS VALLEY PARK SOUTH, INC.


           ENTITY
           --------------------------------------------------------------------
382        ERP-QRS VILLA SERENAS, INC.
383        ERP-QRS VILLAGE OAKS, INC.
384        ERP-QRS WATSON, INC.
385        ERP-QRS WELLINGTON HILL, INC.
386        ERP-QRS YORKTOWNE, INC.
387        EVANS WITHYCOMBE FINANCE, INC
388        MERRY LAND & INVESTMENT COMPANY, INC.
389        MERRY LAND APARTMENT COMMUNITIES, INC.
390        QRS IRONWOOD, INC.
391        QRS MARKS A, INC.
392        QRS MARKS B, INC.
393        QRS MISSOURI, INC.
394        QRS WARWICK, INC.
395        QRS-740 RIVER DRIVE, INC.
396        QRS-ARBORETUM, INC.
397        QRS-ARTBHOLDER, INC.
398        QRS-ARTCAPLOAN, INC.
399        QRS-BOND, INC.
400        QRS-CHARDONNAY PARK, INC
401        QRS-CODELLE, INC.
402        QRS-CONNOR, INC.
403        QRS-COVE, INC.
404        QRS-FERNBROOK, INC.
405        QRS-GATES OF REDMOND, INC
406        QRS-GREENTREE I, INC.
407        QRS-GREENTREE III, INC.
408        QRS-LLC, INC.
409        QRS-NORTH HILL, INC
410        QRS-PINES, INC.
411        QRS-PORTLAND CENTER, INC.
412        QRS-SCARBOROUGH, INC.
413        QRS-SMOKETREE, INC.
414        QRS-SUMMIT CENTER, INC.
415        QRS-TENNESSEE LOAN PORTFOLIO, INC.
416        QRS-TOWERS AT PORTSIDE, INC.
417        QRS-TOWNHOMES OF MEADOWBROOK, INC.
418        QRS-VININGS AT ASHLEY LAKE, INC.
419        QRS-WATERFALL, INC.
420        QRS-WOODRIDGE, INC.
421        WADLINGTON, INC.
422        GROVE OPERATING, LP
423        GROVE CORP
424        KISMUL CORP
425        GR-HERITAGE COURT ASSOCIATES LP
426        GR-HCALP, INC.